     As filed with the Securities and Exchange Commission on June 8, 1998.
                                                      Registration No. 33-46955
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                              BERNARD CHAUS, INC.
             (Exact name of registrant as specified in its charter)

       New York                                       13-2807386
(State or other jurisdiction of                 (I.R.S. Employer Identification
incorporation or organization)                                No.)


                           1410 Broadway
                         New York, New York               10018
              (Address of Principal Executive Offices) (Zip Code)


                              BERNARD CHAUS, INC.
                             1986 STOCK OPTION PLAN
                            (Full title of the plan)

                                Josephine Chaus
               Chairwoman of the Board and Office of the Chairman
                              Bernard Chaus, Inc.
                                 1410 Broadway
                            New York, New York 10018
                                 (212) 354-1280
                      (Name, address and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                           Richard A. Goldberg, Esq.
                   Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 758-9500

         The Registrant hereby deregisters all 50,000 shares of Common Stock of the Registrant issuable under the Bernard Chaus, Inc. 1986 Stock Option Plan and registered hereunder.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 27th day of May, 1998.


                      BERNARD CHAUS, INC.

                      By:    /s/ Josephine Chaus
                             -------------------------------
                             Josephine Chaus
                             Chairwoman of the Board and Office of the Chairman


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              Signature                                   Title                                    Date
 /s/ Josephine Chaus                      Chairwoman of the Board and Office of
-------------------------                 the Chairman                                         May 27, 1998
Josephine Chaus

 /s/ Andrew Grossman                      Chief Executive Officer and Office of
-------------------------                 the Chairman                                         May 27, 1998
Andrew Grossman

 /s/ Harvey M. Krueger                    Director
-------------------------
Harvey M. Krueger                                                                              May 27, 1998

 /s/ S. Lee Kling                         Director
-------------------------
S. Lee Kling                                                                                   May 27, 1998

 /s/ Philip G. Barach                     Director
-------------------------
Philip G. Barach                                                                               May 27, 1998

 /s/ Barton Heminover                     Vice President - Corporate Controller
-------------------------                 (principal accounting officer)                       May 27, 1998
Barton Heminover